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                   WARBURG PINCUS U.S. CORE FIXED INCOME FUND

      Supplement to the Prospectus and Statement of Additional Information

The following information supersedes certain information in the fund's Prospectus and Statement of Additional Information.

Effective July 6, 1999, the Credit Suisse Asset Management Fixed Income Management Team, which is responsible for the day-to-day management of the fund, consists of the following investment professionals: Gregg M. Diliberto, Mark K. Silverstein, and Jo Ann Corkran. William P. Sterling, who had been a member of the Team, has resigned from the fund's investment adviser.


Dated: July 6, 1999                                                WPCOR-16-0799